SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                  000-25032             25-1724540
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(State or other jurisdiction     (Commission          (IRS Employer
  of incorporation)               File Number)         Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania 15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 26, 2007,  Universal  Stainless and Alloy  Products,  Inc. (the
"Company") announced that Dennis M. Oates has been named President and Chief Executive Officer of the Company effective January 2, 2008. Mr. Oates will continue to serve on the Company's Board of Directors, which he joined in October 2007. Mr. Oates succeeds Clarence M. McAninch as Chief Executive Officer. Mr. McAninch will continue to serve as Chairman of the Board. Mr. Oates assumes the post of President from Kenneth Matz, who left the Company on December 21, 2007 to pursue other opportunities.

     In connection with his appointment, Mr. Oates entered into an employment agreement (the "Employment Agreement") with the Company. The Employment Agreement has an initial term which continues until December 31, 2008, subject to automatic one-year extensions unless either party elects not to extend the term. Mr. Oates will receive an annual base salary of $300,000 per year. Mr. Oates also will participate in benefit plans or programs generally offered by the Company to salaried employees. Mr. Oates is eligible for variable compensation targeted at 100% of his base salary, with a minimum amount of variable compensation for the 2008 calendar year of $200,000. In addition, Mr. Oates received a grant of 50,000 stock options, which vest in four equal annual installments. The foregoing is a not a complete discussion of the Employment Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Employment Agreement, which will be attached to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2007.

     On December 26, 2007, the Company issued a press release regarding these management changes. A copy of the press release is filed herewith as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

       99.1 Press Release dated December 26, 2007



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                   By: /s/ Paul A. McGrath
                                   -------------------------------------------
                                       Vice President of Administration,
                                       General Counsel and Secretary

Dated:  December 26, 2007